                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: May 21, 1997
                       (Date of earliest event reported)

                             FRONTIER CORPORATION
            (Exact name of registrant as specified in its charter)


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
New York                         Commission File No. 1-4166                     16-0613330
(State of incorporation)                                            (IRS Employer I.D. No.)

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                           180 South Clinton Avenue
                           Rochester, NY 14646-0700
                   (Address of principal executive offices)

                                (716) 777-1000
              (Registrant's telephone number, including area code)


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Item 7.    Financial Statements and Exhibits.

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

       (c)  Exhibits
            --------

             1.1           Underwriting Agreement, dated May 21, 1997, among Frontier
                           Corporation (the "Registrant") and Salomon Brothers Inc,
                           Lehman  Brothers Inc., Chase Securities Inc., and Morgan
                           Stanley & Co. Incorporated regarding the sale of $300,000,000 aggregate principal amount of the Registrant's 7.25% Notes due 2004 (the "Notes")

             4.1           Indenture, dated as of May 21, 1997, between the Registrant and
                           The Chase Manhattan Bank, as Trustee

             4.2           Form of Note for the Notes

             5.1           Opinion of Martin T. McCue, Vice President Legal and Planning of the
                           Registrant, regarding the legality of the Notes

            25.1           Statement of Eligibility of Trustee on Form T-1

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                                        2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRONTIER CORPORATION,
                                       a New York corporation

Date: May 23, 1997                     By:  /s/ Louis L. Massaro
                                          --------------------------------
                                            Louis L. Massaro
                                            Executive Vice President,
                                            Chief Financial Officer &
                                            Chief Administrative Officer

                                 EXHIBIT INDEX

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

Exhibit                                                          Filed
Number         Description                                      Herewith
-------        -----------                                      --------
1.1            Underwriting Agreement, dated May 21, 1997,           X
               among Frontier Corporation (the "Registrant") and Salomon Brothers Inc, Lehman Brothers
               Inc., Chase Securities Inc., and Morgan Stanley
               & Co. Incorporated regarding the sale of $300,000,000 aggregate principal amount of the Registrant's 7.25% Notes due 2004 (the
               "Notes")

4.1            Indenture, dated as of May 21, 1997, between         X
               the Registrant and The Chase Manhattan Bank, as Trustee


4.2            Form of Note for the Notes                           X

5.1            Opinion of Martin T. McCue, Vice President           X
               Legal and Planning for the Registrant, regarding the legality of the Notes

25.1           Statement of Eligibility of Trustee on Form T-1      X

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